NOVEMBER 16, 2000

DELAWARE GROUP PREMUIM FUND

BALANCED SERIES

Supplement to Prospectus Dated May 1, 2000

The following replaces the last sentence in the third paragraph under "Balanced Series - Our investment strategies."

Each bond in Balanced Series' portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

This Supplement will also serve as notice that the Balanced Series may invest in options that are traded over-the-counter. Please see the Statement of Additional Information for further information.

NOVEMBER 16, 2000

DELAWARE GROUP PREMIUM FUND

DEVON SERIES

Supplement to Prospectus dated May 1, 2000

The following replaces the first sentence in the Devon Series' Profile section of the Prospectus under the heading "What are the Series' goals?"

Devon Series seeks total return.

The following replaces the information in the Devon Series' Profile section of the Prospectus under the heading "What are the Series' main investment strategies?"

We invest primarily in common stocks. We focus on common stocks that we believe have the potential for above-average earnings per share growth over time.

The following replaces the first, second and third paragraphs in the section of the Prospectus entitled "Devon Series - Our investment strategies."

Devon Series is a total return fund but invests the majority of its assets in stocks. Since the Series invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

We invest primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

In selecting stocks for Devon Series, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

The following replaces the first sentence in the section of the Prospectus entitled "Devon Series - The securities we typically invest in."

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not.

The following replaces the description of "Common stocks" in the section of the Prospectus entitled "Devon Series -- The securities we typically invest in."

Securities	How we use them
Devon Series
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.	Generally, 90% to 100% of the Series' assets will be invested in common stocks. We will invest primarily in stocks that we believe have the potential for above-average earnings per share growth.

The following supplements the section of the Prospectus entitled "Devon Series -- Portfolio turnover."

The changes for Devon Series described in this Prospectus supplement will be effective on March 1, 2001. The implementation of these changes may result in an annual portfolio turnover rate for this year that is relatively higher than normal.

NOVEMBER 16, 2000

DELAWARE GROUP PREMIUM FUND

GROWTH AND INCOME SERIES

Supplement to Prospectus dated May 1, 2000

The following replaces the first sentence in the Growth and Income Series' Profile section of the Prospectus under the heading "What are the Series' goals?"

Growth and Income Series seeks capital appreciation with current income as a secondary objective.

The following replaces the information in the Growth and Income Series' Profile section of the Prospectus under the heading "What are the Series' main investment strategies?"

We invest primarily in common stocks of large, well-established companies. Typically, we consider buying a stock when we believe it is undervalued and has the potential to increase in price as the market realizes its true value. We consider the financial strength of the company, its management and any developments affecting the security, the company or its industry.

The following replaces the fourth bullet in the Growth and Income Series' Profile section of the Prospectus under the heading "Who should invest in the Series."

  Investors who are seeking a small to moderate income component of total return, recognizing that income is a secondary objective of the Series.

The following replaces the first and second paragraphs in the section of the Prospectus entitled "Growth and Income Series - Our investment strategies."

The Growth and Income Series invests primarily in the common stocks of established companies that we believe have long-term total return potential. The Series pursues what is generally considered to be a value-oriented investment approach. We may consider valuation characteristics such as dividend yield, share repurchase activity, price-to-earnings ratio and cash flow, among others, in seeking stocks we believe are undervalued.

The following replaces the sentence immediately following the heading "The securities we typically invest in."

Stocks offer investors the potential for capital appreciation. Certain stocks held in the portfolio will be dividend-paying stocks and others will not pay dividends.

The following replaces the description of "Common stocks" in the section of the Prospectus entitled "The securities we typically invest in."

Securities	How we use them
Growth and Income Series
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.	Generally, we invest 90% to 100% of net assets in common stocks.

The changes for the Series described in this Prospectus supplement are expected to be effective on March 29, 2001.

NOVEMBER 16, 2000

DELAWARE GROUP PREMIUM FUND

Supplement to the Statement of Additional Information dated May 1, 2000

The following amends and restates non-fundamental investment restriction number 1 on page 5 of the Statement of Additional Information.

Each Series (other than High Yield, Select Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and U.S. Growth Series) may not:

1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of Growth Opportunities Series, International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

The following amends and restates non-fundamental investment restriction number 7 on page 5 of the Statement of Additional Information.

Each Series (other than High Yield, Select Growth, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness, REIT and U.S. Growth Series) may not:

7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit Balanced, Growth Opportunities, International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% (25% in the case of Growth Opportunities Series) of the Series' assets.

Non-fundamental investment restriction number 10 on page 6 of the Statement of Additional Information is amended and restated as follows for the purpose of removing its applicability to Growth Opportunities, Small Cap Value and Trend Series.

10. The Series may not invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. (This investment restriction shall not apply to the Growth Opportunities, Small Cap Value and Trend Series.)

The following amends and restates the first paragraph under the discussion of Futures Contracts on page 24 of the Statement of Additional Information.

Futures Contracts--Each of Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series may enter into futures contracts relating to securities, securities indices (stocks and stock indices, in the case of Balanced and Growth Opportunities Series) or interest rates (except in the case of Growth Opportunities Series). In addition, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, Social Awareness, Strategic Income and Trend Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

The remainder of this section is revised to reflect that each Series named in the previous paragraph has the investment authority as noted above. This includes the paragraphs related to foreign currency futures contracts.

The following amends and restates the first paragraph under the discussion of Options on Futures Contracts on page 25 of the Statement of Additional Information.

Options on Futures Contracts--Each of Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Strategic Income, Trend and U.S. Growth Series may purchase and write options on the types of futures contracts that Series could invest in.

The remainder of this section is revised to reflect that each Series named in the previous paragraph has this investment authority.

The following replaces the second paragraph under the discussion of Options on page 27 of the Statement of Additional Information.

To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness and U.S. Growth Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. Certain over-the-counter options may be illiquid. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, International Equity, REIT, Select Growth, Social Awareness and U.S. Growth Series will only enter into such options to the extent consistent with its limitation on investments in illiquid securities.

The following amends and restates the first sentence of the first paragraph under the discussion of Purchasing Call Options on page 28 of the Statement of Additional Information.

C. Purchasing Call Options-Balanced, Convertible Securities, Emerging Markets, Global Bond, International Equity, REIT, Select Growth and U.S. Growth Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets.

The remainder of this section is revised to reflect that each Series named in the previous paragraph has this investment authority.

The following amends and restates the first sentence of the first paragraph under the discussion of Options on Stock Indices on page 29 of the Statement of Additional Information.

D. Options on Stock Indices--The Balanced, Convertible Securities, Devon, Emerging Markets, Global Bond, Growth Opportunities, International Equity, REIT, Select Growth, Small Cap Value, Social Awareness, Trend and U.S. Growth Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. Balanced Series may also sell a put option purchased on stock indices.

The remainder of this section is revised to reflect that each Series named in the previous paragraph has this investment authority.

The following replaces the discussion of Writing Covered Puts on page 30 of the Statement of Additional Information.

E. Writing Covered Puts-Balanced, Convertible Securities, REIT, Select Growth and U.S. Growth Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.